Exhibit 10.6
Schedules (or similar attachments) to the exhibits required by this item are not required to be filed provided that they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document.

FIRST AMENDMENT TO OFFICE LEASE
This FIRST AMENDMENT TO OFFICE LEASE (this “Amendment”) is made and entered into as of June 14, 2023, by and between BA2 300 LAKESIDE LLC, a Delaware limited liability company (“Landlord”), and PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (“Tenant”).
R E C I T A L S :
A.    Landlord and Tenant are parties to that certain Office Lease dated October 23, 2020 (as previously amended, as more particularly set forth on Schedule 1 attached hereto, the “Original Lease” and as amended hereby, the “Lease”), pursuant to which Tenant leases from Landlord certain premises (the “Premises”), located in that certain building addressed as 300 Lakeside Drive, Oakland, California (the “Building”).
B.    Pursuant to Article 31 of the Lease, Landlord granted to Tenant an option to purchase the Property (as that term is defined in the Lease) on terms and conditions set forth in the Lease.
C.    Landlord and Tenant now desire to enter into this Amendment to extend the Purchase Option Period (as defined in Section 31.2 of the Lease), and to make certain other modifications to the Lease, all as more expressly set forth in detail in this Amendment.
A G R E E M E N T :
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. All terms defined in the Lease when used herein shall have their respective meanings as set forth in the Lease unless expressly superseded by the terms of this Amendment.
2.    Purchase Option Period. Notwithstanding anything contained in the Lease to the contrary, Section 31.2 of the Lease is hereby amended and restated in its entirety as follows: “The Purchase Option shall remain in full force and effect continuously from the Lease Date until August 27, 2023, as the same may be extended pursuant to Section 31.9 (the “Purchase Option Period”). The Purchase Option and this Section 31 shall terminate upon, and shall be of no further force or effect from and after, the expiration of the Purchase Option Period or the termination of this Lease.”
3.    Additional Tenant Improvement Allowance Amendment. Tenant hereby acknowledges that it has counter-signed that certain Additional Tenant Improvement Allowance Amendment dated October 25, 2022 in the form attached hereto as Exhibit A (the “TI Lease Amendment”), which TI Lease Amendment shall be deemed retroactively effective as of October 25, 2022.

4.    Required Disclosures Related to Accessibility Standards. To Landlord’s actual knowledge, the Premises has not undergone inspection by a Certified Access Specialist (CASp), as defined in Section 55.52 of the California Civil Code. The following statements are included in this Amendment solely for the purpose of complying with California Civil Code Section 1938: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” In connection with the foregoing, and notwithstanding anything to the contrary elsewhere in the Lease, Landlord hereby advises Tenant that if Tenant elects to request such an inspection, Tenant shall be responsible to pay the fee for such inspection and the cost of any repairs necessary to correct violations of construction-related accessibility standards within the Premises.
5.    Authority. Tenant hereby represents and warrants that Tenant is a duly formed and existing entity in good standing in California and that Tenant has full right and authority to execute and deliver this Amendment and that each person signing on behalf of Tenant is authorized to do so.
6.    Counterparts. The parties may execute this Amendment by means of “DocuSign” or similar electronic signature method complying with the U.S. federal ESIGN Act of 2000, California’s Uniform Electronic Transactions Act (Cal. Civ. Code § 1633.1, et seq.) or other applicable law (“E-Sign Laws”), and counterparts may be delivered via facsimile, electronic mail (including portable document format (pdf), “DocuSign” or any electronic signature and delivery method or other transmission method complying with applicable E-Sign Laws).  Any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.  The parties expressly agree that (i) a signature page signed or delivered electronically may be introduced into evidence in any proceeding arising out of or related to this Amendment as if it were an original signature page, and (ii) the party disputing the validity and effectiveness of this Amendment on the basis that the electronic signature or delivery of this Amendment by electronic means was not valid shall bear the burden of proof.   With respect to signatures delivered via facsimile or electronically, at a party’s request by notice to the other party given within thirty (30) days following the mutual execution of this Amendment, each party shall deliver their original ink signatures to the other party within fifteen (15) days following such notice, provided, that failure to deliver such original ink signatures shall not affect the validity of such signatures or their delivery or of this Amendment.
7.    Ratification and Confirmation. Except as set forth in this Amendment, all of the terms and provisions of the Lease are hereby ratified and confirmed and shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail.
8.    Entire Agreement. This Amendment contains the entire agreement of Landlord and Tenant with respect to the subject matter hereof. It is understood that there are no oral agreements between Landlord and Tenant affecting the Lease as hereby amended, and this Amendment supersedes and cancels any and all previous negotiations, representations, agreements and understandings, if any, between Landlord and Tenant and their respective agents with respect to the subject matter thereof, and none shall be used to interpret or construe the Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]
[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

“Landlord”: BA2 300 LAKESIDE LLC, a Delaware limited liability company By: Name: Matt Field Title: Authorized Representative	“Tenant”: PACIFIC GAS AND ELECTRIC COMPANY, a California corporation By: Name: Julius Cox Title: Executive Vice President, People, Shared Services and Supply Chain
[Signature Page to First Amendment to Office Lease]

SCHEDULE 1
DESCRIPTION OF LEASE DOCUMENTS

Tenant	Lease Documents	Date of Document

SCHEDULE 1 -1-

Pacific Gas and Electric Company	Lease	10/23/2020
	Committed Schedule 1	4/6/2021
	Statement of Self-Insurance Program	7/6/2021
	Landlord Additional TI Allowance Notice	7/15/2021
	TI Amortization Confirmation	7/26/2021
	Agreement re: Floors 13 & 26	12/03/2021
	Landlord Confirmed Delivery Date for Sub-Phase 1 of Phase A	12/20/2021
	Landlord Confirmed Delivery Date for Sub-Phase 2 of Phase A	2/28/2022
	Landlord’s Consent Letter	3/9/2022
	PG&E Wall Mounted Key Lockbox Approval	3/9/2022
	Substantial Completion & Punchlist Acceptance for Sub-Phase 1 of Phase A	3/25/2022
	Letter Confirming Parking Rights	3/29/2022
	Confirmation of Commencement Date and Delivery Date	3/30/2022
	Landlord Confirmed Delivery Date Sub-Phase 3 of Phase A	4/29/2022
	Substantial Completion & Punchlist Acceptance for Sub-Phase 2 of Phase A	5/26/2022
	Confirmation of Delivery Date	6/17/2022
	Landlord Confirmed Delivery Date for Sub-Phase 4 of Phase A	7/8/2022
	Letter re: Autonomous Security Robot	7/8/2022
	Substantial Completion & Punchlist Acceptance for Sub-Phase 3 of Phase A	7/28/2022
	Landlord Change of Address Notice	7/29/2022
	Landlord Confirmed Delivery Date for Sub-Phase 5 of Phase A	8/11/2022
	Confirmation of Delivery Date for Sub-Phase 3 of Phase A	9/2/2022
	Conference Room Reservation Guidelines Acceptance	9/13/2022
	Substantial Completion & Punchlist Acceptance for Sub-Phase 4 of Phase A	9/15/2022
	Confirmation of Delivery Date for Sub-Phase 4 of Phase A	10/11/2022
	Letter re: Storage Space	10/12/2022
	Landlord Confirmed Delivery Date for Sub-Phase 6 of Phase A	10/14/2022
	Additional Tenant Improvement Allowance Amendment	10/25/2022
	Substantial Completion & Punchlist Acceptance for Sub-Phase 5 of Phase A	11/3/2022
	Confirmation of Delivery Date for Sub-Phase 5 of Phase A	12/01/2022
	Confirmation of Delivery Date for Sub-Phase 7 of Phase A	1/3/2023
	Substantial Completion and Punchlist Acceptance for SubPhase 6 of Phase A	1/5/2023
	Confirmation of Delivery Date for Sub-Phase 6 of Phase A	01/31/2023
	Substantial Completion and Punchlist Acceptance for Levels 13 & 26	02/02/2023
	Claim for Property Damage and Loss of Use	05/02/2023

SCHEDULE 1 -2-

SCHEDULE 1 -3-

EXHIBIT A
TI LEASE AMENDMENT
[omitted]

EXHIBIT A -1-